THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "**Third Amendment**") is made and entered into as of April 6, 2023 by and between **DBI Realty LLC** (80% Owner), a New York limited liability company ("**Seller 1**") and **Brooksville Partners Florida LLC** (20% Owner), a Florida limited liability company ("**Seller 2**") (Seller 1 and Seller 2 shall collectively be referred to as "**Seller**"); and **Arden of Brooksville LLC**, a Florida limited liability company ("**Buyer**"), and/or its successors, assigns or nominee.

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement with an Effective Date of November 10, 2021, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of May 2, 2022 and that certain Second Amendment to Purchase and Sale Agreement dated as of August 1, 2022 (the "**PSA**") for the real property located at 19200 Cortez Blvd., Brooksville, FL 34601; and

WHEREAS, Seller and Buyer desire to further amend the PSA as hereinafter provided.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Third Amendment shall have the meanings assigned to them in the PSA.

2. Delivery Date of Deposits. The total of the Deposits is changed to $2,000,000.00 and shall be delivered by Buyer to Escrow Agent no later than April 7, 2023.

3. Purchase Price. The Purchase Price is changed to $5,050,000.00

4. Closing Date: The Closing Date is changed to April 28, 2023.

5. Escrow Agent. The Escrow Agent is changed to Chicago Title and Trust Company.

6. Effect. Except as expressly amended hereby, the PSA shall remain unchanged and in full force and effect, and Seller and Buyer hereby ratify and affirm the PSA as amended hereby.

7. Counterparts. This Third Amendment may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any party hereto may execute this Third Amendment by signing any one counterpart. A facsimile or PDF copy of this Third Amendment and any signature(s) hereon shall be considered for all purposes as an original.

IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment as of April 6, 2023.

SELLER:

DBI REALTY LLC,
a New York limited liability company

By: Dmitriy Bronfman
Name: Dmitriy Bronfman
Title: Member
Date: 4/6/2023

BROOKSVILLE PARTNERS FLORIDA LLC,
a Florida limited liability company

By: Dmitriy Bronfman
Name: Dmitriy Bronfman
Title: Authorized Signatory
Date: 4/6/2023

BUYER:

ARDEN OF BROOKSVILLE LLC,
a Florida limited liability company

By: Heritage Investment Trust, Manager

By: [signature]
Name: Alex Zdanov
Title: Trustee
Date: 04.06.2023